SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : September 18, 2003
                                                                     ------

                          Commission File No. 000-49698


                            Aero Marine Engine, Inc.
             (Exact name of registrant as specified in its charter)



              Nevada                                      98-0353007
-----------------------------------          -----------------------------------
(State  or  other  jurisdiction  of          (IRS Employer  Identification  No.)
incorporation  or  organization)



                23960 Madison Street, Torrance, California 90505
-------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (310) 791-4642
                     --------------------------------------
                           (Issuer  telephone number)

ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

In an effort to provide some financial information about Aero Marine Engine Corporation, a wholly-owned subsidiary of Aero Marine Engine, Inc., formerly Princeton Ventures, Inc., the registrant is filing this report on Form 8-K to provide the investment community with financial information about Aero Marine Engine Corporation. An unaudited balance sheet of Aero Marine Engine Corporation as of June 30, 2003, has been provided as well as an unaudited balance sheet as of June 30, 2003, which was prepared as if the Dyna-Cam transaction had been completed and all payment obligations were assumed as of June 30th. Payments were not made in connection with the Dyna-Cam transaction until July 2003. Both sets of unaudited balance sheets were prepared by the management of Aero Marine Engine Corporation without audit. Readers should be cautioned that the balance sheet may be substantially revised after an audit is conducted and that the unaudited balance sheets provided do not reflect any financial information of Aero Marine Engine, Inc., formerly Princeton Ventures.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS:

      Unaudited  Balance  Sheet  as  of  June  30,  2003

      Unaudited Balance Sheet as of June 30, 2003, which assumes Dyna-Cam transaction was completed and payments were made as of June 30, 2003.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AERO  MARINE  ENGINE,  INC.

September  18,  2003
/s/  Garth  S.  Bailey
-------------------------
Garth  S.  Bailey
Chief  Executive  Officer


            AERO MARINE ENGINE CORPORATION

                     Balance Sheet
                     (Unaudited)
                 As of June 30, 2003

                        ASSETS

CURRENT
  Cash on hand                            $1,045,301
  Prepaid expenses                            39,542
                                          ----------

                                          $1,084,843
                                          ==========

                       LIABILITES

CURRENT                                   $      - -


                  SHAREHOLDERS' EQUITY

SHARE CAPITAL

  Issued 2,000 common shares at $10 each      20,000

CONTRIBUTED CAPITAL                        1,064,843
                                          ----------
                                           1,084,843
                                          ----------

                                          $1,084,843
                                          ==========



The unaudited financial statements provided below were prepared by management as if payments were made in connection with the Dyna-Cam transaction as of June 30,
2003

            AERO MARINE ENGINE CORPORATION

                     Balance Sheet
                     (Unaudited)
                 As of June 30, 2003

                        ASSETS

CURRENT
  Prepaid expenses                        $  116,834
  Inventory                                  266,589
                                          ----------
                                             383,423
                                          ----------
FIXED

  Furniture, fixtures, equip, & tools        100,000
  Computer software                           55,000
                                          ----------
                                             155,000
                                          ----------
OTHER

  Trademarks, copyrights, etc                386,420
  Patent & patent pending                     40,000
  Engineering plans - designs                100,000
  Marketing rights                            20,000
                                          ----------
                                             546,420
                                          ----------

                                          $1,084,843
                                          ==========

                      LIABILITES

CURRENT

  Accounts payable                        $   80,000

                  SHAREHOLDERS' EQUITY

SHARE CAPITAL

  Issued 2,000 common shares at $10 each      20,000

CONTRIBUTED CAPITAL                          984,843
                                          ----------
                                           1,004,843
                                          ----------

                                          $1,084,843
                                          ==========